Exhibit 99.5
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                CSC Computational Materials dated March 9, 2005



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
     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                            Countrywide Asset-Backed Certificates, Series 2005-01
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
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                                            Class 1-AV Available Funds Rate Schedule (1)
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                       Available Funds          Available Funds                          Available Funds        Available Funds
    Period                 Rate (%)                Rate (%)            Period               Rate (%)               Rate (%)
-------------      ----------------------   ----------------------  ------------      ---------------------   --------------------
                           (2)                    (3)                                       (2)                       (3)
      1                   8.039                  8.039                   47                9.733                    11.414
      2                   6.967                  9.000                   48               10.779                    12.703
      3                   6.743                  9.000                   49                9.736                    11.500
      4                   6.970                  9.000                   50               10.060                    11.859
      5                   6.745                  9.000                   51                9.736                    11.500
      6                   6.746                  9.000                   52               10.061                    11.877
      7                   6.971                  9.000                   53                9.736                    12.594
      8                   6.746                  9.000                   54                9.737                    12.650
      9                   6.971                  9.000                   55               10.061                    13.072
      10                  6.748                  9.000                   56                9.737                    12.650
      11                  6.748                  9.000                   57               10.061                    13.072
      12                  7.472                  9.000                   58                9.737                    12.653
      13                  6.749                  9.000                   59                9.737                    13.199
      14                  6.974                  9.000                   60               10.780                    14.651
      15                  6.749                  9.000                   61                9.737                    13.233
      16                  6.976                  9.000                   62               10.062                    13.674
      17                  6.753                  9.000                   63                9.737                    13.233
      18                  6.755                  9.000                   64               10.062                    13.675
      19                  6.980                  9.000                   65                9.737                    13.233
      20                  6.755                  9.000                   66                9.737                    13.233
      21                  6.995                  9.000                   67               10.062                    13.675
      22                  6.930                  9.000                   68                9.737                    13.234
      23                  6.980                  9.000                   69               10.062                    13.675
      24                  7.724                  9.000                   70                9.737                    13.234
      25                  6.968                  9.500                   71                9.737                    13.234
      26                  7.192                  9.500                   72               10.781                    14.652
      27                  6.953                  9.500                   73                9.737                    13.234
      28                  7.187                  9.500                   74               10.062                    13.675
      29                  6.957                  9.500                   75                9.738                    13.234
      30                  6.955                  9.500                   76               10.062                    13.675
      31                  7.183                  9.500
      32                  6.949                  9.500
      33                  7.179                  9.500
      34                  6.990                  9.500
      35                  8.654                  9.500
      36                  9.322                  9.503
      37                  8.722                 10.500
      38                  9.015                 10.500
      39                  8.727                 10.500
      40                  9.022                 10.500
      41                  9.674                 10.500
      42                  9.724                 10.500
      43                 10.047                 10.587
      44                  9.722                 10.500
      45                 10.046                 10.600
      46                  9.722                 10.500
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(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Assumes that 1-Month LIBOR stays at 2.720%, 6-Month LIBOR stays at 3.190%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.
(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.

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Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.




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